SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported)         JUNE 7, 1998
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                              WELLS FARGO & COMPANY
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             (Exact name of registrant as specified in its charter)


   DELAWARE                          1-6214                       13-2553920
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(State of incorporation)      (Commission File Number)         (IRS Employer
                                                            Identification No.)


             420 MONTGOMERY STREET, SAN FRANCISCO, CALIFORNIA 94163
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                    (Address of principal executive offices)


                                 1-800-411-4932
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEMS 1 - 4.  Not Applicable.

ITEM 5.  OTHER EVENTS.

         Wells Fargo & Company, a Delaware corporation ("Wells Fargo"), and Norwest Corporation, a Delaware corporation ("Norwest"), have entered into an Agreement and Plan of Merger, dated as of June 7, 1998 (the "Merger Agreement"). The Merger Agreement provides for the merger of Wells Fargo with and into Norwest (the "Merger"). The name of the combined company will be Wells Fargo & Company and its headquarters will be located in San Francisco, California. Paul Hazen, Chairman and Chief Executive Officer of Wells Fargo, will be the Chairman of the Board of Directors of the combined company. Richard M. Kovacevich, Chairman and Chief Executive Officer of Norwest, will be the President and Chief Executive Officer of the combined company. The board of directors of the combined company will consist of an equal number of representatives from each of Wells Fargo and Norwest. The Merger is expected to be (1) accounted for under the "pooling-of-interests" method of accounting and (2) a "reorganization" under the Internal Revenue Code of 1986, as amended.

         At the effective time of the Merger, each share of common stock, par value $5.00 per share, of Wells Fargo ("Wells Fargo Common Stock"), outstanding immediately prior to the effective time of the Merger will be converted into 10 shares of common stock, par value $1-2/3 per share, of Norwest ("Norwest Common Stock"). Also, at the effective time of the Merger, each share of Wells Fargo Adjustable Rate Cumulative Preferred Stock, Series B, without par value ("Wells Fargo Series B Preferred"), outstanding immediately prior to the effective time of the Merger will be converted into one share of Adjustable-Rate Cumulative Preferred Stock of Norwest, Series B ("Norwest Series B Preferred") and each share of Wells Fargo 6.59% Adjustable Rate Noncumulative Preferred Stock, Series H, without par value ("Wells Fargo Series H Preferred"), outstanding immediately prior to the effective time of the Merger will be converted into one share of 6.59% Adjustable Rate Noncumulative Preferred Stock of Norwest, Series H ("Norwest Series H Preferred"). The terms of Norwest Series H Preferred and Norwest Series B Preferred will be substantially the same as the terms of Wells Fargo Series H Preferred and Wells Fargo Series B Preferred, respectively.

         Consummation of the Merger is subject to a number of conditions, including (1) the adoption of the Merger Agreement by the stockholders entitled to vote thereon of each of Norwest and Wells Fargo, (2) receipt of all requisite governmental approvals (including the approval of the Board of Governors of the Federal Reserve System), and (3) certain other customary conditions.

         As an inducement and condition to Norwest's entering into the Merger Agreement, Wells Fargo, as issuer, and Norwest, as grantee, entered into a Stock Option Agreement (the "Wells Fargo Option Agreement") wherein Wells Fargo granted to Norwest an option to purchase approximately 19.9% of the outstanding shares of Wells Fargo Common Stock on certain terms and conditions set forth therein. The option is exercisable only upon the


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occurrence of certain events, including the acquisition by any person of beneficial ownership of 20% or more of the Wells Fargo Common Stock then outstanding, or agreement by Wells Fargo to engage in, or the recommendation of Wells Fargo's Board of Directors that Wells Fargo's stockholders approve, any of the following types of business combinations: (1) a merger or consolidation, or any similar transaction, involving Wells Fargo or any significant subsidiary;
(2) a purchase, lease or other acquisition of all or a substantial portion of the assets or deposits of Wells Fargo or any significant subsidiary or (3) a purchase of securities representing more than 20% of the voting power of the issuers. As an inducement and condition to Wells Fargo's entering into the Merger Agreement, Norwest and Wells Fargo also entered into a substantially identical stock option agreement (the "Norwest Option Agreement") pursuant to which Norwest has granted to Wells Fargo an option to purchase up to approximately 19.9% of the outstanding shares of Norwest Common Stock on certain terms and conditions set forth therein.

         A copy of the joint press release of June 8, 1998, regarding the Merger is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The foregoing description of such press release is qualified in its entirety by reference to the full text of such press release.

         A copy of the presentation to investors, dated June 8, 1998, regarding the Merger and given jointly by Norwest and Wells Fargo, is attached as Exhibit
99.2 hereto and is incorporated by reference herein. The foregoing description of such presentation is qualified in its entirety by reference to the full text of such presentation.

         The exhibits to this current report on Form 8-K contain forward looking statements with respect to the financial conditions, results of operations and businesses of each of Norwest and Wells Fargo and, assuming the consummation of the merger, a combined Norwest/Wells Fargo including statements relating to: (a) the cost savings and accretion to reported earnings that will be realized from the merger; (b) the impact on revenues of the merger, and (c) the restructuring charges expected to be incurred in connection with the merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities:
(1) expected cost savings from the merger cannot be fully realized or realized within this expected timeframe; (2) revenues following the merger are lower than expected; (3) competitive pressure among financial services companies increases significantly; (4) costs or difficulties related to the integration of the businesses of Norwest and Wells Fargo are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either internationally or nationally or in the states in which the combined company will be doing business, are less favorable than expected; or
(7) legislation or regulatory requirements or changes adversely affect the businesses in which the combined company would be engaged.

         Such forward-looking statements speak only as of the date on which such statements were made, and Wells Fargo undertakes no obligation to update any forward-looking


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statement to reflect events or circumstances after the date on which any such statement is made to reflect the occurrence of unanticipated events.

ITEM 7.  EXHIBITS.

   (99.1) Joint press release, dated June 8, 1998, issued by Wells Fargo & Company and Norwest Corporation.

   (99.2) Investor Presentation Materials, dated June 8, 1998, regarding the Merger.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     WELLS FARGO & COMPANY



                                     By /s/ Guy Rounsaville, Jr.
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                                           Name:   Guy Rounsaville, Jr.
                                           Title:  Executive Vice President and
                                                     General Counsel


Date: June 8, 1998


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